Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ MRNA Option Income Strategy ETF (MRNY)

YieldMax™ MSFT Option Income Strategy ETF (MSFO)

YieldMax™ NFLX Option Income Strategy ETF (NFLY)

YieldMax™ NKE Option Income Strategy ETF (NKEY)

YieldMax™ NVDA Option Income Strategy ETF (NVDY)

YieldMax™ ORCL Option Income Strategy ETF (ORCY)

YieldMax™ PYPL Option Income Strategy ETF (PYPY)

YieldMax™ ROKU Option Income Strategy ETF (ROKY)

YieldMax™ SNOW Option Income Strategy ETF (SNOY)

YieldMax™ XYZ Option Income Strategy ETF (XYZY)

YieldMax™ TGT Option Income Strategy ETF (TGTY)

YieldMax™ TSLA Option Income Strategy ETF (TSLY)

YieldMax™ XOM Option Income Strategy ETF (XOMO)

YieldMax™ ZM Option Income Strategy ETF (ZMY)

(each a “Fund,” together the “Funds”)

Each listed on NYSE Arca, Inc.

May 12, 2025

Supplement to the Statutory Prospectus

dated February 28, 2025,

and where applicable a Fund’s Summary Prospectus, and each as may have been previously amended

Effective immediately, the following disclosure is added to the “Principal Investment Strategies” section in each “Fund Summary” within the statutory prospectus, and where applicable the “Principal Investment Strategies” section of each Fund’s summary prospectus.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Additional Investment Strategies

In addition to the options strategies described herein, the Fund may use the following additional strategies to gain exposure to the Underlying Security:

●	Swaps: The Fund may utilize swap contracts that provide exposure to the Underlying Security.
●	Additional Options Strategies: The Fund may utilize additional options strategies, including purchasing call options that are “deep in the money” (i.e., the Underlying Security’s price is well above the strike price on the call option).
●	Equity Securities: The Fund may purchase equity securities of the Underlying Security.

Effective immediately, the following disclosure is added to the “Principal Investment Risks” section in each “Fund Summary” within the statutory prospectus, the “Principal Risks of Investing in the Funds” section of the Funds’ statutory prospectus, and where applicable the “Principal Investment Strategies” section of each Fund’s summary prospectus:

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion of its movement.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Please retain this Supplement for future reference.

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